UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2008

Date of Report (Date of earliest event reported)

Northstar Neuroscience, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51951	91-1976637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Fourth Avenue, Suite 300

Seattle, WA 98121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 728-1477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Other Events.

On July 31, 2008, Northstar Neuroscience, Inc. (the “Company”) issued a press release announcing financial results for its second fiscal quarter ended June 30, 2008 and revisions to its strategic plan. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this current report regarding this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On July 28, 2008, the Company implemented a cost reduction plan, including a workforce reduction and sublease of a portion of its facility, to align its operations with clinical development priorities under its revised strategic plan.

The reduction in workforce affected approximately 34% of existing employees, leaving the Company with 38 employees. The Company expects to substantially complete the reduction in workforce by the end of the third quarter of 2008.

In connection with this action, the Company expects to incur costs of approximately $1.1 million, comprised of $980,000 relating to termination benefits, including $190,000 of non-cash share-based compensation for acceleration of equity award vesting, and $140,000 relating to the sublease of a portion of its facility. A majority of these costs will be expensed during the third quarter of 2008.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On July 31, 2008, the Company announced that the employment of its Vice President, Research, Bradford E. Gliner, and Vice President, Marketing and Business Development, Scott C. Lynch, will terminate on October 31, 2008 and August 31, 2008, respectively. In connection with such terminations, each of Messrs. Gliner and Lynch will enter into a Confidential Separation Agreement and General Release of All Claims with the Company and be entitled to the severance benefits as set forth in their existing executive employment agreements previously entered into with the Company, which include continuation of base salary for a period of six months, payment of the Company’s portion of medical insurance premiums for twelve months, and twelve months of vesting acceleration on outstanding equity awards. Copies of the forms of Confidential Separation Agreement and General Release of All Claims are attached as Exhibits 10.1 and 10.2, respectively, to this current report and are incorporated herein by reference.

(e)

In connection with the revisions to the Company’s strategic plan, effective as of July 31, 2008, the Company and each of John S. Bowers Jr., Raymond N. Calvert, Nawzer Mehta and Matthew J. Gani entered into an amendment to their respective, existing executive employment agreements. The amendment provides for full acceleration of vesting of the equity awards that were granted by the Company to such individuals between April 1, 2008 and July 31, 2008 in the event such individuals are terminated without cause. A copy of the amendments to the executive employments are attached as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, to this current report and are incorporated herein by reference.

Item 8.01.	Other Events.

On July 17, 2008, a putative class action complaint was filed against the Company’s Board of Directors (the “Board”) in the King County, Washington Superior Court. The lawsuit was filed by an alleged shareholder of the Company, on behalf of himself and all others similarly situated. The complaint alleges, among other things, that the Board breached its fiduciary duties to shareholders in connection with two alleged acquisition offers for the Company. The complaint seeks, among other things, injunctive relief and attorneys’ fees and costs, but does not seek direct monetary damages from the Company.

The Company and the Board believe that the allegations in the complaint are without merit and intend to vigorously defend the matter. The text of the complaint is attached as Exhibit 99.2 to this current report and is incorporated herein by reference. The foregoing description of the complaint is qualified in its entirety by reference to such Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Confidential Separation Agreement and General Release of All Claims by and between the Company and Bradford E. Gliner.

10.2	Form of Confidential Separation Agreement and General Release of All Claims by and between the Company and Scott C. Lynch.

10.3	First Amendment to Amended and Restated Executive Employment Agreement dated July 31, 2008 by and between the Company and John S. Bowers Jr.

10.4	First Amendment to Executive Employment Agreement dated July 31, 2008 by and between the Company and Raymond N. Calvert.

10.5	First Amendment to Executive Employment Agreement dated July 31, 2008 by and between the Company and Nawzer Mehta.

10.6	First Amendment to Executive Employment Agreement dated July 31, 2008 by and between the Company and Matthew J. Gani.

99.1	Press release of Northstar Neuroscience, Inc. dated July 31, 2008.

99.2	Complaint filed in the Superior Court of the State of Washington in and for the County of King on July 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR NEUROSCIENCE, INC.

Dated: July 31, 2008	By:	/s/ Raymond N. Calvert
Raymond N. Calvert
Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Confidential Separation Agreement and General Release of All Claims by and between the Company and Bradford E. Gliner.

10.2	Form of Confidential Separation Agreement and General Release of All Claims by and between the Company and Scott C. Lynch.

10.3	First Amendment to Amended and Restated Executive Employment Agreement dated July 31, 2008 by and between the Company and John S. Bowers Jr.

10.4	First Amendment to Executive Employment Agreement dated July 31, 2008 by and between the Company and Raymond N. Calvert.

10.5	First Amendment to Executive Employment Agreement dated July 31, 2008 by and between the Company and Nawzer Mehta.

10.6	First Amendment to Executive Employment Agreement dated July 31, 2008 by and between the Company and Matthew J. Gani.

99.1	Press release of Northstar Neuroscience, Inc. dated July 31, 2008.

99.2	Complaint filed by Mahbod Mofidi in the Superior Court of the State of Washington in and for the County of King on July 17, 2008.